Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter G. Michielutti, Senior Vice President, Chief Financial Officer of Christopher & Banks Corporation (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The annual report of the Company on Form 10-K for the period ended February 1, 2014 as filed with the United States Securities and Exchange Commission (the “Report”) together with Form 10-K/A filed March 26, 2014 amending such Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2014

	By:	/s/ Peter G. Michielutti
Peter G. Michielutti Senior Vice President, Chief Financial Officer